UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1 )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

Saks Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Note regarding definitive additional materials:

The form of proxy card mailed to record owners with the proxy statement for the Saks Incorporated Annual Meeting of Shareholders to be held on December 8, 2005 included the following error: the line above Items (Proposals) 4, 5, and 6 reads “THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘AGAINST’ ITEMS 3, 4, AND 6.” The forms of proxy card (1) filed with the Securities and Exchange Commission as part of the Company’s Schedule 14A and (2) furnished to beneficial owners did not include this error.

On November 9, 2005 the Company mailed to record owners an explanatory letter dated November 9, 2005 and a corrected proxy card. On the corrected proxy card, the line above Items (Proposals) 4, 5, and 6 reads “THE BOARD OF DIRECTORS RECOMMENDS A VOTE ‘AGAINST’ ITEMS 4, 5, AND 6.” The explanatory letter and corrected proxy card are included with this note.

750 Lakeshore Parkway

Birmingham, Alabama

ERRATA TO SAKS INCORPORATED PROXY CARD

November 9, 2005

Dear Shareholder:

Please note the following correction to the proxy card that you may have previously received for the Annual Meeting of Shareholders of Saks Incorporated to be held in Birmingham, Alabama on December 8, 2005.

The box above Items (Proposals) 4, 5, and 6, should read:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4, 5, AND 6 rather than

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 3, 4 , AND 6.

The Board’s recommendations on these Items are detailed in the Proxy Statement that was previously mailed to you on October 28, 2005.

A new proxy card reflecting the correction is enclosed. Please sign and return the enclosed revised form of proxy in the envelope provided or vote via the internet or by telephone following the instructions on the card, even if you have already returned the proxy that was enclosed with the October 28 mailing of the Notice and Proxy Statement. If you have not yet returned the old form of proxy card, please disregard it and substitute the card enclosed with this sheet.

By order of the Board of Directors,

Julia Bentley Secretary

YOUR VOTE IS IMPORTANT

You are urged to date, sign and promptly return this revised proxy in the enclosed envelope or to vote via the internet or by telephone.

Instructions for Voting Your Proxy

You have three ways to vote your shares:

Through the Internet

By Telephone (using a touch-tone telephone)

By Mail (traditional method)

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week. Regardless of which method you choose, your shares will be voted as you direct.

INTERNET VOTING

Available only until 5:00 p.m. Eastern time on December 7, 2005

Visit our Internet voting website at http://proxy.georgeson.com

Have your proxy card ready and follow the instructions on your screen

You will incur only your usual Internet charges.

TELEPHONE VOTING

Available only until 5:00 p.m. Eastern time on December 7, 2005

This method of voting is available for residents of the U.S. and Canada

On a touch-tone telephone, call TOLL FREE 1-800-790-3272, 24 hours a day, 7 days a week

Have your proxy card ready, then follow these instructions:

OPTION 1: To vote as the Board of Directors recommends on items 1 through 6, press 1

OPTION 2: If you choose to vote on each director nominee or each item separately, press 2

VOTING BY MAIL

Simply mark, sign and date your proxy card and return it in the postage-paid envelope

If you are voting by Internet or the telephone, please do not mail your proxy card

Our Annual Meeting of Shareholders will be held at 9:00 a.m. Central Standard Time on December 8, 2005 at the Company’s corporate offices located at 750 Lakeshore Parkway, Birmingham, Alabama.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

Please mark votes as in this example.

THIS PROXY SHALL BE VOTED AS DIRECTED, IN THE ABSENCE OF A CONTRARY DIRECTION, IT SHALL BE VOTED “FOR” ITEMS 1, 2, AND 3 AND “AGAINST” ITEMS 4, 5, AND 6, AND THE PROXIES MAY VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ADJOURNMENT THEREOF.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1, 2, AND 3

Item 1. ELECTION OF DIRECTORS:

CLASS II (term expiring in 2008): Michael S. Gross, Nora P. McAniff, and Stephen I. Sadove

FOR all nominees listed

WITHHOLD AUTHORITY to vote for all nominees listed

FOR, except vote withheld from the following nominee(s):

Item 2. PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE-WATERHOUSECOOPERS LLP as the independent registered public accounting firm of the Company.

FOR

AGAINST

ABSTAIN

Item 3. PROPOSAL TO APPROVE AN AMENDMENT TO

THE COMPANY’S AMENDED AND RESTATED CHARTER to eliminate specified supermajority voting requirements.

FOR

AGAINST

ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 4, 5, AND 6

Item 4. PROPOSAL BY A SHAREHOLDER—Classified Board.

FOR

AGAINST

ABSTAIN

Item 5. PROPOSAL BY A SHAREHOLDER—Cumulative Voting in the Election of Directors.

FOR

AGAINST

ABSTAIN

Item 6. PROPOSAL BY A SHAREHOLDER—Director-Election Vote Standard.

FOR

AGAINST

ABSTAIN

In their discretion, the Proxies are authorized to vote upon such other business or matters (none known at the time of solicitation of this Proxy Card) as may properly come before the meeting and any adjournment thereof.

The undersigned acknowledges receipt of Notice of said Annual Meeting and hereby revokes all proxies heretofore given by the undersigned for said Annual Meeting.

DATE:

, 2005

Signature of Shareholder

(Signature of Shareholder (if held jointly))

PLEASE DATE THIS PROXY AND SIGN YOUR NAME OR NAMES EXACTLY AS SHOWN HEREON. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE SIGN YOUR FULL TITLE AS SUCH. IF THERE ARE MORE THAN ONE TRUSTEE, OR JOINT OWNERS, ALL MUST SIGN. PLEASE RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

750 Lakeshore Parkway Birmingham, Alabama 35211

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 8, 2005 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

R. Brad Martin and Julia A. Bentley, or either of them with full power of substitution, are hereby authorized to represent and vote all the shares of common stock held of record by the undersigned on October 7, 2005 at the Annual Meeting of Shareholders of Saks Incorporated to be held on December 8, 2005, at 9:00 a.m., Central Standard Time, or any adjournment thereof, with all powers which the undersigned would possess if personally present, in the following manner.

PROXY

(Please sign and date the reverse side of this Proxy Card)

SEE REVERSE SIDE